SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549






                               Form 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



                            Date of Report:
                           November 22, 1996




                              SALOMON INC
        (Exact name of registrant as specified in its charter)





        Delaware                 I-4346                 22-1660266
(State of Incorporation)  (Commission File No.)   (I.R.S. Employer
                                                    Identification No.)



Seven World Trade Center, New York, New York                 10048
(Address of Principal Executive Offices)                   (Zip Code)




                                (212) 783-7000
                          (Registrant's Telephone No.)



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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS

          (a)  Financial Statements

               NONE

          (b)  Pro Forma Financial Information

               NONE

          (c)  Exhibits

               4. Ninth Supplemental Indenture dated as of November 20, 1996 between Salomon Inc and Citibank, N.A.

                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Salomon Inc
                                               (Registrant)


Date:  November 22, 1996                    by: /s/ Richard Carbone
                                                --------------------
                                                Richard Carbone
                                                Controller